UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: February 13, 2009
(Date of earliest event reported)

Yadkin Valley Financial Corporation
(Exact name of registrant as specified in its charter)

NC	000-52099	20-4495993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 888
(Address of principal executive		28621
offices)		(Zip Code)

336-526-6312
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 13, 2009, Yadkin Valley Financial Corporation announced financial results for the fourth quarter and full year ending December 31, 2008.

On February 13, 2009, Yadkin Valley Financial Corporation also held a conference call for members of the investment community and news media in connection with fourth quarter earnings.  The transcript of that call is filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01(d): Exhibits

(d)        Exhibits:

Exhibit 99.1:                                                         Transcript of conference call held on February 13, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Financial Corporation

	By:	\s\Edwin E. Laws
Edwin E. Laws
Chief Financial Officer

	Date:	February 18, 2009